UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report : May 18, 2012

Botetourt Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-49787	54-1867438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19747 Main Street Buchanan, Virginia		24066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 540-591-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Botetourt Bankshares, Inc. held its Annual Meeting of Stockholders on May 16, 2012 (the “Annual Meeting”). At the Annual Meeting, for Item I, the stockholders elected three directors to serve a three year term, expiring in 2015. The voting results are as follows:

Class III Name	Number of Votes FOR	Number of Votes AGAINST	Number of Broker Non-Votes

Edgar K. Baker	781,866	18,945	75,420
Joyce R. Kessinger	786,615	14,196	75,420
H. Watts Steger, III	784,716	16,095	75,420

In addition, the following directors continue in office until the Annual Meeting of Stockholders in the year indicated:

Class I (Serving until 2013)	Class II (Serving until 2014)

D. Bruce Patterson	Robert J. Berkstresser
F. Lindsey Stinnett	G. Lyn Hayth, III
John B. Williamson, III	Tommy L. Moore

At the Annual Meeting, for Item II, the stockholders voted to ratify the appointment of the Elliott Davis, LLC, as the independent registered accounting firm. The voting results were as follows:

Number of Votes FOR	Number of Votes AGAINST	Number of Abstain

871,273	239	4,719

There were no broker non-votes on Item II.

No other matters were voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Botetourt Bankshares, Inc.

/s/ Michelle A. Crook

Date: May 18, 2012	Chief Financial Officer